UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
     On April 24, 2008, Western Digital Corporation (“Western Digital”) announced financial results for the third fiscal quarter ended March 28, 2008. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of Western Digital’s Investor Information Summary for the fiscal quarter ended March 28, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In Western Digital’s press release attached as Exhibit 99.1 hereto and in its conference call scheduled for 2:00 p.m. PDT/5:00 p.m. EDT today, Western Digital plans to report certain financial information, including net income and earnings per share for the nine months ended March 28, 2008, on both a GAAP and a non-GAAP basis. Western Digital believes that the non-GAAP measures presented in the press release and during the conference call are useful to investors as they provide an alternative method for measuring Western Digital’s operating performance and comparing it against prior periods’ performance, excluding first quarter non-recurring charges for in-process research and development and taxes.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by Western Digital Corporation on April 24, 2008 announcing financial results for the third fiscal quarter ended March 28, 2008.

99.2	Third Quarter Fiscal Year 2008 Western Digital Corporation Investor Information Summary.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
Date: April 24, 2008	By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by Western Digital Corporation on April 24, 2008 announcing financial results for the third fiscal quarter ended March 28, 2008.

99.2	Third Quarter Fiscal Year 2008 Western Digital Corporation Investor Information Summary.